UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05502
Comstock Funds, Inc.
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: April 30
Date of reporting period: October 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
Comstock Capital Value Fund
Semi-Annual Report
October 31, 2010
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio managers’ commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
Enclosed are the financial statements and the investment portfolio as of October 31, 2010.
Sincerely yours,
Bruce N. Alpert
Chief Operating Officer
Gabelli Funds, LLC
December 15, 2010

Average Annual Total Returns
For the Periods Ended October 31, 2010† (Unaudited)

	Six	Calendar	One	Five	Ten	Since Policy	Since Fund’s
Comstock Capital Value Fund	Months	Year to Date	Year	Years	Years	Inception (a)	Inception (10/10/85)

Class AAA (COMVX)††	(4.83)%	(13.22)%	(20.56)%	(4.36)%	(1.25)%	(3.03)%	(1.05)%

Class A (DRCVX)
Without sales charge	(4.83)	(13.60)	(20.88)	(4.45)	(1.30)	(3.04)	(1.05)
With sales charge (b)	(10.30)	(18.56)	(25.43)	(5.51)	(1.85)	(3.28)	(1.28)

Class B (DCVBX)
Without contingent deferred sales charge	(5.47)	(14.03)	(21.16)	(5.10)	(2.02)	(3.59)	(6.62)
With contingent deferred sales charge (c)	(9.25)	(17.47)	(24.32)	(5.46)	(2.02)	(3.59)	(6.62)

Class C (CPCCX)
Without contingent deferred sales charge	(4.74)	(13.81)	(20.96)	(5.00)	(1.94)	(3.55)	(7.92)
With contingent deferred sales charge (d)	(5.69)	(14.67)	(21.75)	(5.00)	(1.94)	(3.55)	(7.92)

Class R (CPCRX)	(4.81)	(13.54)	(20.80)	(4.12)	(1.10)	(2.87)	(0.89)

S&P 500 Index	0.76	7.86	16.54	1.74	(0.01)	8.64	10.31 (e)

The expense ratios for Comstock Capital Value Fund Class AAA, A, B, C, and R Shares are 2.06%, 2.06%, 2.81%, 2.81%, and 1.81%, respectively. Class AAA and R Shares do not have a sales charge. The maximum sales charges for Class A, B, and C Shares are 5.75%, 4.00%, and 1.00%, respectively. Expense ratios include the cost of dividends paid on securities sold short of 0.32%, 0.32%, 0.34%, 0.32%, and 0.33%, for Share Classes AAA, A, B, C, and R, respectively.

(a)	On 4/28/87, Comstock Partners, Inc., the Comstock Capital Value Fund’s previous investment adviser, assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the maximum contingent deferred sales charge (“CDSC”). The maximum CDSC for Class B Shares is 4% and is reduced to 0% after six years.

(d)	Assuming payment of the maximum CDSC. A CDSC of 1% is imposed on redemptions made within one year of purchase.

(e)	Since 9/30/85, the date closest to the Fund’s inception date for which data is available.

†	Past performance does not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. The Comstock Capital Value Fund utilizes short selling and derivatives. Short selling of securities and use of derivatives pose special risks and may not be suitable for certain investors. Short selling is a sale of a borrowed security and losses are realized if the price of the security increases between the date the security is sold and the date the Fund replaces it. Derivatives may be riskier than other types of investments because they may respond more to changes in economic conditions than other investments. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.

††	The Class A Share net asset values (“NAVs”) per share are used to calculate performance for the periods prior to the issuance of Class AAA Shares on December 8, 2008. The actual performance of the Class AAA Shares would have been higher due to the sales charge associated with the Class A Shares.

Comstock Capital Value Fund
Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from May 1, 2010 through October 31, 2010	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	05/01/10	10/31/10	Ratio	Period*

Comstock Capital Value Fund

Actual Fund Return
Class AAA	$1,000.00	$951.70	2.01%	$9.89
Class A	$1,000.00	$951.70	2.01%	$9.89
Class B	$1,000.00	$945.30	2.76%	$13.53
Class C	$1,000.00	$952.60	2.76%	$13.58
Class R	$1,000.00	$951.90	1.76%	$8.66
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.07	2.01%	$10.21
Class A	$1,000.00	$1,015.07	2.01%	$10.21
Class B	$1,000.00	$1,011.29	2.76%	$13.99
Class C	$1,000.00	$1,011.29	2.76%	$13.99
Class R	$1,000.00	$1,016.33	1.76%	$8.94

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total net assets as of October 31, 2010:

Percent
Long Positions
U.S. Government Obligations	98.4
Put Options Purchased	1.5
Other Assets and Liabilities (Net)	32.5

Short Positions
Financial Services	(7.0)
Computer Software and Services	(5.6)
Business Services	(3.6)
Electronics	(2.5)
Energy and Utilities	(2.4)
Health Care	(2.4)
Retail	(1.6)
Real Estate Investment Trusts	(1.2)
Auto and Trucks	(1.1)
Transportation	(0.8)
Exchange Traded Funds	(0.7)
Entertainment	(0.5)
Diversified Industrial	(0.4)
Telecommunications	(0.1)
Futures Contracts	(2.5)

100.0

The Comstock Capital Value Fund (the “Fund”) files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended July 31, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with the Fund’s complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Comstock Capital Value Fund
Schedule of Investments — October 31, 2010 (Unaudited)

Principal			Market
Amount		Cost	Value
U.S. GOVERNMENT OBLIGATIONS — 98.4%
$168,814,000	U.S. Treasury Bills, 0.120% to 0.340%†, 11/04/10 to 03/17/11 (a)(b)	$168,768,370	$168,779,197

Number of		Expiration Date/
Contracts		Exercise Price
PUT OPTIONS PURCHASED†† — 1.5%
135	S & P 500 Index	Dec. 10/950	20,250
100	S & P 500 Index	Dec. 10/1000	30,000
280	S & P 500 Index	Dec. 10/1025	116,200
300	S & P 500 Index	Dec. 10/1050	171,000
275	S & P 500 Index	Dec. 10/1075	222,750
300	S & P 500 Index	Mar. 11/925	285,000
250	S & P 500 Index	Mar. 11/975	360,000
280	S & P 500 Index	Mar. 11/1000	504,000
250	S & P 500 Index	Jun. 11/975	750,000

TOTAL PUT OPTIONS PURCHASED (Cost $12,552,125)			2,459,200

TOTAL INVESTMENTS — 99.9% (Cost $181,320,495)			171,238,397
COMMON STOCKS SOLD SHORT — (29.9)%
(Proceeds received $50,977,316)			(51,227,390)
FUTURES CONTRACTS — SHORT POSITION — (2.5)%
(Unrealized depreciation)			(4,324,821)
Other Assets and Liabilities (Net) — 32.5%			55,795,556

NET ASSETS — 100.0%			$171,481,742

			Market
Shares		Proceeds	Value
COMMON STOCKS SOLD SHORT — (29.9)%
	Auto and Trucks — (1.1)%
64,000	Oshkosh Corp.	$1,964,792	$1,888,640

	Business Services — (3.6)%
18,000	Alliance Data Systems Corp.	1,017,442	1,092,960
39,000	Automatic Data Processing Inc.	1,592,538	1,732,380
56,000	Paychex Inc.	1,589,040	1,551,200
100,000	R. R. Donnelley & Sons Co.	1,735,411	1,845,000

		5,934,431	6,221,540

	Computer Software and Services — (5.6)%
44,000	Accenture plc, Cl. A	1,634,361	1,967,240
31,000	Adobe Systems Inc.	1,074,442	872,650
70,000	Blue Coat Systems Inc.	1,535,095	1,887,900
22,000	Computer Sciences Corp.	1,116,600	1,079,100
28,000	Research In Motion Ltd.	1,612,160	1,594,600
60,000	SanDisk Corp.	2,111,724	2,254,800

		9,084,382	9,656,290

	Diversified Industrial — (0.4)%
26,000	Owens-Illinois, Inc.	775,609	728,780

	Electronics — (2.5)%
70,000	ASML Holding NV	1,996,865	2,323,300
70,000	FLIR Systems Inc.	1,763,795	1,948,800

		3,760,660	4,272,100

	Energy and Utilities — (2.4)%
60,000	Cabot Oil & Gas Corp.	1,961,823	1,738,800
30,000	Noble Corp.	1,140,002	1,035,900
36,000	Range Resources Corp.	1,594,528	1,346,040

		4,696,353	4,120,740

	Entertainment — (0.5)%
25,000	Penn National Gaming Inc.	685,167	831,500

	Exchange Traded Funds — (0.7)%
25,000	iShares FTSE/Xinhua China 25 Index Fund	959,463	1,124,500

	Financial Services — (7.0)%
100,000	Barclays plc, ADR	1,842,239	1,765,000
40,000	BB&T Corp.	993,339	936,400
25,000	Credit Suisse Group AG, ADR	1,132,046	1,037,500
19,000	Deutsche Bank AG	1,186,695	1,099,720
21,000	HSBC Holdings plc, ADR	1,121,209	1,094,310
22,000	Hudson City Bancorp Inc.	391,443	256,300
25,000	JPMorgan Chase & Co.	1,070,816	940,750
34,000	Morgan Stanley	1,051,688	845,580
75,000	SunTrust Banks Inc.	1,840,806	1,876,500
7,000	The Goldman Sachs Group Inc.	1,066,481	1,126,650
38,000	Wells Fargo & Co.	1,070,127	991,040

		12,766,889	11,969,750

	Health Care — (2.4)%
83,000	WellCare Health Plans Inc.	1,964,950	2,305,740
37,000	Zimmer Holdings Inc.	1,953,711	1,755,280

		3,918,661	4,061,020

	Real Estate Investment Trusts — (1.2)%
30,000	Liberty Property Trust	865,625	1,003,800
32,000	Mack-Cali Realty Corp.	988,816	1,074,560

		1,854,441	2,078,360

	Retail — (1.6)%
20,000	Kohl’s Corp.	1,024,007	1,024,000
80,000	Staples Inc.	1,675,636	1,637,600

		2,699,643	2,661,600

	Telecommunications — (0.1)%
24,000	Nokia Oyj, ADR	728,125	256,320

	Transportation — (0.8)%
31,000	Ryder System Inc.	1,148,700	1,356,250

TOTAL COMMON STOCKS SOLD SHORT		$50,977,316	$51,227,390

Number of			Unrealized
Contracts		Expiration Date	Depreciation
FUTURES CONTRACTS — SHORT POSITION — (2.5)%
1,355	S & P 500 Index Futures (E-Mini)	12/17/10	$(4,324,821)

(a)	At October 31, 2010, $22,505,000 of the principal amount was pledged as collateral for securities sold short. $50,977,316 of the proceeds from common stocks sold short was also pledged as collateral.

(b)	At October 31, 2010, $6,500,000 of the principal amount was pledged as collateral for futures contracts.

†	Represents annualized yield at date of purchase.

††	Non-income producing security.
ADR American Depositary Receipt
See accompanying notes to financial statements.

Comstock Capital Value Fund
Statement of Assets and
Liabilities October 31, 2010 (Unaudited)

Assets:
Investments, at value (cost $181,320,495)	$171,238,397
Cash	3,022
Deposits at brokers (including proceeds from securities sold short of $50,977,316)	57,914,411
Receivable for Fund shares sold	1,596,773
Prepaid expenses	39,716

Total Assets	230,792,319

Liabilities:
Securities sold short, at value	51,227,390
Payable for investments purchased	6,662,394
Payable for Fund shares redeemed	1,034,745
Dividends payable on securities sold short	46,110
Variation margin payable	18,293
Payable for investment advisory fees	154,825
Payable for distribution fees	51,642
Payable for accounting fees	11,250
Other accrued expenses	103,928

Total Liabilities	59,310,577

Net Assets applicable to 87,898,165 shares outstanding	$171,481,742

Net Assets Consist of:
Paid-in capital	$283,256,377
Net investment loss	(1,806,236)
Accumulated net realized loss on investments, securities sold short, and futures contracts	(95,311,406)
Net unrealized depreciation on investments	(10,082,098)
Net unrealized depreciation on securities sold short	(250,074)
Net unrealized depreciation on futures contracts	(4,324,821)

Net Assets	$171,481,742

Shares of Capital Stock, each at $0.001 par value, and 125,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,538,242 ÷ 780,903 shares outstanding)	$1.97

Class A:
Net Asset Value and redemption price per share ($149,589,463 ÷ 75,858,232 shares outstanding)	$1.97

Maximum offering price per share (NAV ÷ .9425, based on maximum sales charge of 5.75% of the offering price)	$2.09

Class B:
Net Asset Value and offering price per share ($31,115 ÷ 16,363 shares outstanding)	$1.90 (a)

Class C:
Net Asset Value and offering price per share ($19,997,532 ÷ 11,078,737 shares outstanding)	$1.81 (a)

Class R:
Net Asset Value, offering, and redemption price per share ($325,390 ÷ 163,930 shares outstanding)	$1.98

Statement of Operations
For the Six Months Ended October 31, 2010 (Unaudited)

Investment Income:
Interest	$79,972

Total Investment Income	79,972

Expenses:
Investment advisory fees	901,312
Distribution fees — Class AAA	1,737
Distribution fees — Class A	197,254
Distribution fees — Class B	480
Distribution fees — Class C	103,085
Dividend expense on securities sold short	429,141
Shareholder services fees	84,122
Registration expenses	51,009
Legal and audit fees	27,895
Directors’ fees	23,555
Accounting fees	22,500
Shareholder communications expenses	21,117
Custodian fees	9,234
Interest expense	284
Miscellaneous expenses	13,483

Total Expenses	1,886,208

Net Investment Loss	(1,806,236)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Futures Contracts:
Net realized loss on investments	(5,978,253)
Net realized loss on securities sold short	(6,046,354)
Net realized loss on futures contracts	(411,040)

Net realized loss on investments, securities sold short, and futures contracts	(12,435,647)

Net change in unrealized appreciation/depreciation:
on investments	(3,374,942)
on securities sold short	1,836,365
on futures contracts	(2,777,686)

Net change in unrealized appreciation/depreciation on investments, securities sold short, and futures contracts	(4,316,263)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Futures Contracts	(16,751,910)

Net Decrease in Net Assets Resulting from Operations	$(18,558,146)

(a)	Redemption price varies based on the length of time held.
See accompanying notes to financial statements.

Comstock Capital Value Fund
Statement of Changes in Net Assets

	Six Months Ended
	October 31, 2010	Year Ended
	(Unaudited)	April 30, 2010
Operations:
Net investment loss	$(1,806,236)	$(1,959,741)
Net realized loss on investments, securities sold short, and futures contracts	(12,435,647)	(27,258,258)
Net change in unrealized appreciation/depreciation on investments, securities sold short, and futures contracts	(4,316,263)	(6,917,756)

Net Decrease in Net Assets Resulting from Operations	(18,558,146)	(36,135,755)

Capital Stock Transactions:
Proceeds from shares sold
Class AAA	1,349,672	789,184
Class A	151,753,137	157,714,316
Class B	—	26,289
Class C	9,711,078	18,637,035
Class R	72,855	367,136

	162,886,742	177,533,960

Cost of shares redeemed
Class AAA	(627,500)	(131,195)
Class A	(82,573,181)	(89,776,896)
Class B	(108,186)	(195,709)
Class C	(4,765,678)	(11,265,561)
Class R	(24,374)	(150,328)

	(88,098,919)	(101,519,689)

Net Increase in Net Assets from Capital Stock Transactions	74,787,823	76,014,271

Redemption Fees	15,538	1,319

Net Increase in Net Assets	56,245,215	39,879,835

Net Assets:
Beginning of period	115,236,527	75,356,692

End of period (including undistributed net investment income of $0 and $0, respectively)	$171,481,742	$115,236,527

See accompanying notes to financial statements.

Comstock Capital Value Fund
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from									Ratios to Average Net Assets/
		Investment Operations			Distributions						Supplemental Data
			Net
	Net Asset	Net	Realized and	Total				Net Asset		Net Assets					Dividend
Period	Value,	Investment	Unrealized	from	Net			Value,		End of	Net				Expense on		Portfolio
Ended	Beginning	Income	Gain (Loss) on	Investment	Investment	Total	Redemption	End of	Total	Period	Investment		Operating		Securities		Turnover
April 30	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	Fees(a)(b)	Period	Return†	(in 000’s)	Income (Loss)		Expenses(c)		Sold Short		Rate
Class AAA
2011(d)	$2.07	$(0.02)	$(0.08)	$(0.10)	—	—	$0.00	$1.97	(4.83)%	$1,538	(1.92	)%(e)	2.01	%(e)	0.48	%(e)	0%
2010	3.13	(0.05)	(1.01)	(1.06)	—	—	0.00	2.07	(33.87)	962	(2.00)		2.06		0.32		1,239
2009(f)	3.34	(0.03)	(0.17)	(0.20)	$(0.01)	$(0.01)	0.00	3.13	(5.96)	556	(2.11	)(e)	2.22	(e)	0.65	(e)	440

Class A
2011(d)	$2.07	$(0.02)	$(0.08)	$(0.10)	—	—	$0.00	$1.97	(4.83)%	$149,590	(1.92	)%(e)	2.01	%(e)	0.48	%(e)	0%
2010	3.14	(0.05)	(1.02)	(1.07)	—	—	0.00	2.07	(34.08)	97,271	(2.02)		2.06		0.32		1,239
2009	2.18	(0.04)	1.01	0.97	$(0.01)	$(0.01)	0.00	3.14	44.31	58,112	(1.45)		2.22		0.32		440
2008	2.12	0.05	0.07	0.12	(0.06)	(0.06)	0.00	2.18	5.73	29,169	2.12		2.24		0.24		0
2007	2.33	0.09	(0.22)	(0.13)	(0.08)	(0.08)	0.00	2.12	(5.49)	28,841	3.73		1.92		0.13		0
2006	2.91	0.05	(0.58)	(0.53)	(0.05)	(0.05)	0.00	2.33	(18.35)	32,873	2.08		2.20		0.25		0

Class B
2011(d)	$2.01	$(0.03)	$(0.08)	$(0.11)	—	—	$0.00	$1.90	(5.47)%	$31	(2.68	)%(e)	2.76	%(e)	0.48	%(e)	0%
2010	3.06	(0.07)	(0.98)	(1.05)	—	—	0.00	2.01	(34.31)	139	(2.82)		2.81		0.34		1,239
2009	2.13	(0.05)	0.98	0.93	—	—	0.00	3.06	43.66	403	(1.84)		2.97		0.38		440
2008	2.08	0.03	0.06	0.09	$(0.04)	$(0.04)	0.00	2.13	4.36	926	1.48		2.99		0.24		0
2007	2.27	0.07	(0.20)	(0.13)	(0.06)	(0.06)	0.00	2.08	(5.79)	1,518	2.96		2.67		0.14		0
2006	2.84	0.03	(0.57)	(0.54)	(0.03)	(0.03)	0.00	2.27	(19.02)	2,371	1.28		2.96		0.25		0

Class C
2011(d)	$1.90	$(0.03)	$(0.06)	$(0.09)	—	—	$0.00	$1.81	(4.74)%	$19,998	(2.67	)%(e)	2.76	%(e)	0.48	%(e)	0%
2010	2.90	(0.06)	(0.94)	(1.00)	—	—	0.00	1.90	(34.48)	16,569	(2.76)		2.81		0.32		1,239
2009	2.02	(0.06)	0.94	0.88	—	—	0.00	2.90	43.56	16,138	(2.07)		2.97		0.35		440
2008	1.98	0.03	0.05	0.08	$(0.04)	$(0.04)	0.00	2.02	4.32	11,587	1.32		2.99		0.24		0
2007	2.18	0.06	(0.19)	(0.13)	(0.07)	(0.07)	0.00	1.98	(6.00)	10,671	3.01		2.67		0.13		0
2006	2.72	0.03	(0.54)	(0.51)	(0.03)	(0.03)	0.00	2.18	(18.74)	7,737	1.32		2.95		0.25		0

Class R
2011(d)	$2.08	$(0.02)	$(0.08)	$(0.10)	—	—	$0.00	$1.98	(4.81)%	$325	(1.66	)%(e)	1.76	%(e)	0.48	%(e)	0%
2010	3.14	(0.04)	(1.02)	(1.06)	—	—	0.00	2.08	(33.76)	296	(1.77)		1.81		0.33		1,239
2009	2.18	(0.04)	1.01	0.97	$(0.01)	$(0.01)	0.00	3.14	44.56	148	(1.37)		1.97		0.31		440
2008	2.12	0.05	0.08	0.13	(0.07)	(0.07)	0.00	2.18	6.00	20	2.09		1.99		0.26		0
2007	2.33	0.09	(0.21)	(0.12)	(0.09)	(0.09)	0.00	2.12	(5.24)	5	3.89		1.64		0.16		0
2006	2.90	0.06	(0.58)	(0.52)	(0.05)	(0.05)	0.00	2.33	(17.90)	25	2.31		1.95		0.25		0

†	Total investment returns exclude the effects of sales loads and assume reinvestment of distributions. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund incurred interest expense during the year ended April 30, 2008. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.23% (Class A), 2.98% (Class B and Class C), and 1.98% (Class R), respectively. For the six months ended October 31, 2010 and the years ended April 30, 2010, 2009, 2007, and 2006, the effect of interest expense was minimal.

(d)	For the six months ended October 31, 2010, unaudited.

(e)	Annualized.

(f)	For Class AAA Shares, from the commencement of offering these shares on December 8, 2008 through April 30, 2009.
See accompanying notes to financial statements.

Comstock Capital Value Fund
Notes to Financial Statements (Unaudited)
1. Organization. The Comstock Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is a diversified portfolio with an investment objective to maximize total return, consisting of capital appreciation and current income.
2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

Comstock Capital Value Fund
Notes to Financial Statements (Continued) (Unaudited)
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of October 31, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Total Market Value
	Quoted Prices	Observable Inputs	at 10/31/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
U.S. Government Obligations	—	$168,779,197	$168,779,197

TOTAL INVESTMENTS IN SECURITIES — ASSETS	—	$168,779,197	$168,779,197

LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$(51,227,390)	—	$(51,227,390)

TOTAL INVESTMENTS IN SECURITIES — LIABILITIES	$(51,227,390)	—	$(51,227,390)

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Market Value):
EQUITY CONTRACTS:
Put Options Purchased	—	$2,459,200	$2,459,200
LIABILITIES (Unrealized Depreciation): *
EQUITY CONTRACTS:
Futures Contracts Sold (b)	$(4,324,821)	—	(4,324,821)

TOTAL OTHER FINANCIAL INSTRUMENTS	$(4,324,821)	$2,459,200	$(1,865,621)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

(b)	Represents cumulative unrealized depreciation of futures contracts as reported in the SOI. Only current day variation margin is reported with the Fund’s Statement of Assets and Liabilities.

*	Other financial instruments are derivatives not reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.
The Fund did not have significant transfers between Level 1 and Level 2 during the six months ended October 31, 2010.
There were no Level 3 investments held at October 31, 2010, or April 30, 2010.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has

Comstock Capital Value Fund
Notes to Financial Statements (Continued) (Unaudited)
adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at October 31, 2010, if any, are not accounted for as hedging instruments under GAAP.
     Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.
As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid. Put options purchased from Pershing, LLC, which were held at October 31, 2010 are presented within the Schedule of Investments.
In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the

Comstock Capital Value Fund
Notes to Financial Statements (Continued) (Unaudited)
price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.
The Fund’s volume of activity in index put options purchased during the six months ended October 31, 2010 had an average monthly cost amount of approximately $11,569,570.
As of October 31, 2010, the value of put options purchased that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Assets, within Investments, at value.
For the six months ended October 31, 2010, the effect of put options purchased with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Futures Contracts, within Net realized loss on investments and Net change in unrealized depreciation on investments.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts that were held at October 31, 2010 are reflected within the Schedule of Investments.
The Fund’s volume of activity in index futures contracts sold during the six months ended October 31, 2010 had an average monthly notional value of approximately $66,787,829.
As of October 31, 2010, the value of futures contracts that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Liabilities, Variation margin payable.
For the six months ended October 31, 2010, the effect of futures contracts with equity risk exposure can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Futures Contracts, Net realized loss on futures contracts and Net change in unrealized depreciation on futures contracts.

Comstock Capital Value Fund
Notes to Financial Statements (Continued) (Unaudited)
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the six months ended October 31, 2010, the Fund had no investments in forward foreign exchange contracts.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At October 31, 2010, there were no open repurchase agreements.
Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at October 31, 2010 are reported within the Schedule of Investments.

Comstock Capital Value Fund
Notes to Financial Statements (Continued) (Unaudited)
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the net asset value (“NAV”) per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee

Comstock Capital Value Fund
Notes to Financial Statements (Continued) (Unaudited)
equal to the current federal funds rate plus 0.50% of the overdrawn amount. This amount, if any, would be included in “interest expense” in the Statement of Operations. There were no custodian fee credits earned during the six months ended October 31, 2010.
Distributions to Shareholders. Income and capital gain distributions to shareholders, if any, are made annually for the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.
No distributions were made during the year ended April 30, 2010.
Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
At April 30, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $72,486,818, which are available to reduce future required distributions of net capital gains to shareholders. $35,863,445 is available through 2013; $13,004,169 is available through 2014; $7,109,158 is available through 2015; $4,484,299 is available through 2016; and $12,025,747 is available through 2018.
Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended April 30, 2010, the Fund deferred capital losses of $18,645,905.
The following summarizes the tax cost of investments, proceeds from short sales, futures transactions, and the related net unrealized appreciation/depreciation at October 31, 2010:

		Gross	Gross
	Cost	Unrealized	Unrealized	Net Unrealized
	(Proceeds)	Appreciation	Depreciation	Depreciation
Investments	$181,323,042	$10,827	$(10,095,472)	$(10,084,645)
Short sales	(50,977,316)	2,594,566	(2,844,640)	(250,074)
Futures contracts	—	—	(4,324,821)	(4,324,821)

	$130,345,726	$2,605,393	$(17,264,933)	$(14,659,540)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended October 31, 2010, the Fund did not incur any income tax, interest, or

Comstock Capital Value Fund
Notes to Financial Statements (Continued) (Unaudited)
penalties. As of October 31, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended April 30, 2008 through April 30, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.
The Fund pays each Director who is not considered an affiliated person an annual retainer of $5,000 plus $1,000 for each Board meeting attended. Each Director is reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class R Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser, serves as Distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Co. at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.
5. Portfolio Securities. Purchases and sales of securities for the six months ended October 31, 2010, other than short-term securities and U.S. Government obligations, aggregated $1,841,826 and $1,827,557, respectively.
6. Transactions with Affiliates. During the six months ended October 31, 2010, Gabelli & Co. informed the Fund that it retained $131,046 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended October 31, 2010, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.
7. Capital Stock Transactions. The Fund offers five classes of shares — Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class R Shares. Class B Shares are not currently available for new purchases other than exchanges from Class B Shares of other Gabelli/GAMCO Funds. In addition, only the holders of Class AAA, Class A, Class B, and Class C Shares have voting rights with respect to matters pertaining to the Class AAA, Class A, Class B, and Class C Service and Distribution Plans, respectively. Class A Shares are subject to a maximum front-end sales charge of 5.75% imposed at the time of purchase and in certain cases, contingent deferred sales charges (“CDSC”). Class B Shares are subject to a CDSC upon

Comstock Capital Value Fund
Notes to Financial Statements (Continued) (Unaudited)
redemption within six years of purchase and automatically convert to Class A Shares approximately six years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 4% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class R Shares are available only to certain institutional investors and certain benefit or retirement plans.
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund. The redemption fees retained by the Fund during the six months ended October 31, 2010 and the year ended April 30, 2010 amounted to $15,538 and $1,319, respectively. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.
Transactions in shares of capital stock were as follows:

	Six Months Ended
	October 31, 2010	Year Ended
	(Unaudited)	April 30, 2010
Class AAA
Shares sold	601,654	340,784
Shares redeemed	(285,048)	(54,023)

Net increase	316,606	286,761

Class A
Shares sold	67,489,325	65,286,424
Shares redeemed	(38,538,952)	(36,911,687)

Net increase	28,950,373	28,374,737

Class B
Shares sold	—	11,050
Shares redeemed	(52,940)	(73,496)

Net decrease	(52,940)	(62,446)

Class C
Shares sold	4,803,062	8,236,963
Shares redeemed	(2,422,122)	(5,099,702)

Net increase	2,380,940	3,137,261

Class R
Shares sold	32,498	151,235
Shares redeemed	(10,618)	(56,183)

Net increase	21,880	95,052

Comstock Capital Value Fund
Notes to Financial Statements (Continued) (Unaudited)
8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
9. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010, the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

COMSTOCK CAPITAL VALUE FUND
ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
     In determining whether to approve the continuance of the Agreement, the Board considered the following information at a meeting on May 18, 2010:
     1) The nature, extent, and quality of services provided by the Adviser.
     The Board Members reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board Members considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services for the Fund, including monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulation. The Board Members noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services for the Fund’s Rule 38a-1 compliance program.
     The Board Members also considered that the Adviser paid for all compensation of officers and Board Members of the Fund that are affiliated with the Adviser, and that the Adviser further provided services to shareholders of the Fund who had invested through various programs offered by third party financial intermediaries (Participating Organizations). The Board Members evaluated these factors based on its direct experience with the Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, PNC to assist it in performing certain of its administrative functions. The Board Members concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through PNC, had not diminished over the past year, and that the quality of service continued to be high.
     The Board Members reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board Members also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board Members also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.
     2) The performance of the Fund and the Adviser.
     The Board Members reviewed the investment performance of the Fund, on an absolute basis, as compared with its Lipper peer group of other SEC registered funds, and against the Fund’s broad based securities market benchmark as reflected in the Fund’s prospectus and annual report. The Board Members considered the Fund’s one year average annual total return for the period ended March 31, 2010. The peer group considered by the Board Members was developed by Lipper and was comprised of other specialty diversified equity and dedicated short bias funds (the “Performance Peer Group”). The Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategies, limitations, and restrictions. In reviewing the performance of the Fund, the Board Members noted that the Fund’s performance was above the median for the one year and three year periods, slightly below the median for the five year period and below the median for the ten year period. The Board Members concluded that the Fund’s performance was reasonable in comparison with that of the Performance Peer Group.
     In connection with its assessment of the performance of the Adviser, the Board Members considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board Members concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.
     3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.
     In connection with the Board Members’ consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board Members considered a number of factors. First, the Board Members compared the level of the advisory fee for the Fund against a comparative Lipper expense peer group (“Expense Peer Group”). The Board Members also considered comparative non-management fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board Members considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board Members considered both the comparative contract rates, as well as the level of advisory fees after waivers and/or reimbursements. The Board Members noted that the Fund’s advisory fee and expense ratio were higher than average when compared with those of the Expense Peer Group.
     The Board Members also reviewed the fees charged by the Adviser to provide similar advisory services to other registered investment companies or accounts with similar investment objectives, noting that in some cases the fees charged by the Adviser were the same, or lower, than the fees charged to the Fund.
     The Board Members also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board Members reviewed pro-forma income statements of the Adviser for the year ended December 31, 2009. The Board Members considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board Members received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board Members concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.
     4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.
     With respect to the Board Members’ consideration of economies of scale, the Board Members discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board Members also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board Members also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board Members noted the Fund’s current size and concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized by the Fund if it were to experience significant asset growth. In the event there were to be significant asset growth in the Fund, the Board Members determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

     5) Other Factors
     In addition to the above factors, the Board Members also discussed other benefits received by the Adviser from their management of the Fund. The Board Members considered that the Adviser does use soft dollars in connection with its management of the Fund.
     Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS
VALUE ____________________
Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)
Team Managed
Gabelli Blue Chip Value Fund
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
GAMCO Westwood Equity Fund
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Susan M. Byrne
FOCUSED VALUE ____________________
Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
SMALL CAP VALUE ____________________________
Gabelli Small Cap Fund
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities — market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Nicholas F. Galluccio
Gabelli Woodland Small Cap Value Fund
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Elizabeth M. Lilly, CFA
GROWTH ____________________________
GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan
AGGRESSIVE GROWTH _________________________
GAMCO Global Growth Fund
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
MICRO-CAP _________________________
GAMCO Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
EQUITY INCOME _____________________
Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Co-Portfolio Managers: Susan M. Byrne
Mark Freeman, CFA
GAMCO Westwood Income Fund
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)
Portfolio Manager: Barbara Marcin, CFA
SPECIALTY EQUITY ____________________________
GAMCO Global Convertible Securities Fund
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Global Opportunity Fund
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
Gabelli SRI Green Fund
Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)
Co-Portfolio Managers: Christopher C. Desmarais
John M. Segrich, CFA
SECTOR ____________________________
GAMCO Global Telecommunications Fund
Seeks to invest in telecommunications companies throughout the world — targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
GAMCO Gold Fund
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)
Portfolio Manager: Caesar Bryan
Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
MERGER AND ARBITRAGE _____________________
Gabelli ABC Fund
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund
Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN _______________________
GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)
Portfolio Managers: Charles L. Minter
Martin Weiner, CFA
FIXED INCOME ______________________
GAMCO Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)
Portfolio Manager: Mark Freeman, CFA
CASH MANAGEMENT-MONEY MARKET __________
Gabelli U.S. Treasury Money Market Fund
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
Co-Portfolio Managers: Judith A. Raneri
Ronald S. Eaker
An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.
To receive a prospectus, call 800-GABELLI (422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

Comstock Capital Value Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.
Board of Directors
M. Bruce Adelberg
Consultant
MBA Research Group
Anthony S. Colavita
Attorney
Anthony S. Colavita, P.C.
Vincent D. Enright
Former Senior Vice President and Chief Financial Officer
KeySpan Corp.
Charles L. Minter
Former Chairman and Chief Executive Officer
Comstock Partners, Inc.
Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus
Pace University
Werner J. Roeder, MD
Medical Director
Lawrence Hospital
Henry G. Van der Eb, CFA
Senior Vice President
GAMCO Investors, Inc.
Officers and Portfolio Managers
Bruce N. Alpert
Executive Vice President and Secretary
Peter D. Goldstein
Chief Compliance Officer
Carolyn Matlin
Vice President
Martin Weiner, CFA
Portfolio Manager and President
Charles L. Minter
Portfolio Manager and Director
Agnes Mullady
Treasurer
Distributor
Gabelli & Company, Inc.
Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
This report is submitted for the general information of the shareholders of the Comstock Capital Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GABCOOCT10SR
Comstock Capital Value Fund
SEMI ANNUAL REPORT
OCTOBER 31, 2010

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Comstock Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 12/23/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 12/23/10

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer
Date 12/23/10

*	Print the name and title of each signing officer under his or her signature.